SELECTED STATEMENTS OF OPERATIONS DATA (Financial Expenses Net) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Financial income:
Financial Income	$ 49	$ 15	$ 20
Financial expenses:
Interest and bank charges	(117)	(108)	(74)
Foreign currency translation different, net	(223)	(221)	(330)
Other expense	(340)	(329)	(404)
Financial expenses, net	$ (291)	$ (314)	$ (384)